[FIRST UNION LOGO]            THE MONEY STORE ASSET BACKED CERTIFICATES                 RECORD DATE: 01/31/02
                                            SERIES 1998-C                               RECORD DATE: 01/31/02
                                   STATEMENT TO CERTIFICATEHOLDER                       DISTRIBUTION DATE: 02/15/02
                                                                                                             A

===============================================================================

                                                    Original               Beginning
                              Certificate          Certificate            Certificate
    Class          Cusip          Rate               Balance                Balance             Interest
----------------------------------------------------------------------------------------------------------
   AF-1          60935BEL9      2.09000%         401,250,000.00          168,577,000.00        303,391.77
Factors per
 Thousand                                                                                      0.75611657
----------------------------------------------------------------------------------------------------------
   AF-2          60935BEM7      1.90000%         133,750,000.00          56,185,000.00          91,924.90
Factors per
Thousand                                                                                       0.68728899
----------------------------------------------------------------------------------------------------------
    POOL I                                       535,000,000.00          224,762,000.00        395,316.68
    TOTALS                                                                                     0.73890967
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
     A-V         60935BEN5      2.08000%         360,000,000.00          111,255,942.83        199,271.76
 Factors per
  Thousand                                                                                     0.55353265
----------------------------------------------------------------------------------------------------------
   POOL II                                       360,000,000.00          111,255,942.83        199,271.76
    TOTALS                                                                                     0.55353265
----------------------------------------------------------------------------------------------------------










----------------------------------------------------------------------------------------------------------
    Totals                                       895,000,000.00          336,017,942.83        594,588.43
==========================================================================================================

                                           Current                                      Ending
                                          Realized              Total                 Certificate
    Class              Principal            Loss            Distribution                Balance
---------------------------------------------------------------------------------------------------------
   AF-1               5,039,000.00          0.00            5,342,391.77            163,538,000.00
Factors per
 Thousand             12.55825545                            13.31437202              407.57133956
---------------------------------------------------------------------------------------------------------
   AF-2              1,680,000.00           0.00            1,771,924.90             54,505,000.00
Factors per
Thousand              12.56074766                            13.24803666              407.51401869
---------------------------------------------------------------------------------------------------------
    POOL I            6,719,000.00          0.00            7,114,316.68            218,043,000.00
    TOTALS            12.55887850                            13.29778818              407.55700935
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
     A-V              3,253,413.39          0.00            3,452,685.15            108,002,529.44
 Factors per
  Thousand             9.03725942                            9.59079207              300.00702622
---------------------------------------------------------------------------------------------------------
   POOL II            3,253,413.39          0.00            3,452,685.15            108,002,529.44
    TOTALS             9.03725942                            9.59079207              300.00702622
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
    Totals            9,972,413.39          0.00            10,567,001.82           326,045,529.44
=========================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 BARCLAY STREET                                          PHONE: 212-815-8363
NEW YORK, NEW YORK  10286                                     FAX: 212-815-5309

[FIRST UNION LOGO]            THE MONEY STORE ASSET BACKED CERTIFICATES                RECORD DATE: 01/31/02
                                            SERIES 1998-C                       DETERMINATION DATE: 02/12/02
                                   STATEMENT TO CERTIFICATEHOLDER                DISTRIBUTION DATE: 02/14/02

================================================================================

                            CERTIFICATE INFORMATION

POOL I

                                         Interest              Carry Forward             Monthly Advance
                                       Requirement                 Amount                 for Bankruptcy
                                       -----------             -------------             ---------------
                    AF-1                303,391.77                 0.00                       0.00
                    AF-2                 91,924.90                 0.00                       0.00



POOL II

                    AV                  199,271.76                 0.00                       0.00


                          ROUNDING ACCOUNT ACTIVITY
                                 POOL I           POOL II
           Prior Withdraw        1,390.38              0.00
           Current Withdraw        991.39              0.00
                               ----------        ----------


   Net Withdraw/(Deposit)          398.99              0.00
                               ==========        ==========


                            OTHER TRUST INFORMATION

Libor                                                                      1.82000%

Aggregate Spread Account Beginning Balance                           45,390,076.89
   Interest Earnings                                                     39,848.19
   Adjustments                                                                0.00
   Deposits to Spread Account                                            40,800.60
   Withdrawals from Spread Account                                            0.00
Aggregate Ending Spread Account Balance                              45,470,725.68
Aggregate Interest Earnings                                           5,450,194.29
Aggregate Ending Spread Account Balance less Interest Earnings       40,020,531.39
Aggregate Specified Spread Account Requirement                       40,942,500.00

================================================================================

THE BANK OF NEW YORK
101 BARCLAY STREET
NEW YORK, NEW YORK  10286

[FIRST UNION LOGO]                 THE MONEY STORE ASSET BACK CERTIFICATES               RECORD DATE:   01/31/02
                                                  SERIES 1998-C                     DETERMINATION DATE: 02/12/02
                                         STATEMENT TO CERTIFICATEHOLDER

================================================================================
                                     POOL I

                             SCHEDULE OF REMITTANCE

Aggregate Amount Received                                      8,354,787.76

Monthly Advance                                                   80,047.32
(Unreimbursed Monthly Advance)                                         0.00
(Servicer Fee)                                                   (44,742.86)
(Contingency Fee)                                                (44,742.86)
(Late Charges)                                                   (95,240.05)
(Escrow)                                                        (155,715.95)
(Excess Spread)                                               (1,425,301.03)
                                                            ---------------
                                                              (1,685,695.43)

AVAILABLE REMITTANCE AMOUNT                                    6,669,092.33
                                                            ===============



FEES
Contingency Fee                                                   44,742.86
Expense Account                                                    2,107.14
Insurance Fee                                                     20,603.00
Servicer Fee                                                      44,742.86


          PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES

                  10/01                        11/01                   12/01
                  -----                        -----                   -----
                 10.343%                      10.340%                 10.343%

                             COLLATERAL INFORMATION

Adjusted Mortgage Interest Rate                                                           9.719%
Aggregate Beginning Principal Balance of Loans                                   224,796,079.30
Aggregate Ending Principal Balance of Loans                                      218,078,070.70
Compensating Interest                                                                    260.92
Curtailments                                                                         204,860.62
Excess and Monthly Payments                                                          428,680.96
Interest Received                                                                  1,852,766.25
Monthly Excess Spread Percentage                                                            100%
Payments And Reimbursements to the Servicers Pursuant to:
     Section 4.01(f)                                                                  89,485.72
Principal Prepayments (Number/Amount)                                   104        5,617,523.93
Realized Losses (Current/Cumulative)                             466,943.10       18,132,307.00
Certificate Remittance Amount from Pool I                                            956,967.55
WAC                                                                                      10.340%
WAM                                                                                      253.12

                           SPREAD ACCOUNT INFORMATION
Spread Account Beginning Balance                                                  24,074,322.00
   Interest Earnings                                                                  21,302.17
   Adjustments                                                                             0.00
   Deposits to Spread Account                                                              0.00
   Withdrawals from Spread Account for Insured Payment                                     0.00
   Total Withdrawals from Spread Account                                                   0.00
Ending Spread Account Balance                                                     24,095,624.17
Aggregate Interest Earnings                                                        3,347,028.74
Ending Spread Account Balance less Interest Earnings                              20,748,595.43
Specified Spread Account Requirement                                              20,062,500.00

==============================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                         PHONE: 212-815-8363
New York, New York  10286                                    FAX: 212-815-5309

[FIRST UNION LOGO]                 THE MONEY STORE ASSET BACK CERTIFICATES               RECORD DATE:   01/31/02
                                                  SERIES 1998-C                     DETERMINATION DATE: 02/12/02
                                         STATEMENT TO CERTIFICATEHOLDER              DISTRIBUTION DATE: 02/15/02

                                                                                                               A

===============================================================================
                                    POOL II

                             SCHEDULE OF REMITTANCE

Aggregate Amount Received                         3,704,870.28

Monthly Advance                                           0.00
(Unreimbursed Monthly Advance)                      (32,170.90)
(Servicer Fee)                                      (23,764.55)
(Contingency Fee)                                   (23,764.55)
(Late Charges)                                      (36,232.94)
(Escrow)                                            (83,886.07)
(Excess Spread)                                    (724,891.66)
                                                  ------------
                                                   (924,710.67)

AVAILABLE REMITTANCE AMOUNT                       2,780,159.61
                                                  ============



FEES
Contingency Fee                                      23,764.55
Expense Account                                       1,367.52
Insurance Fee                                        10,198.00
Servicer Fee                                         23,764.55


         PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES

                   10/01                      11/01                  12/01
                   -----                      -----                  -----
                  10.663%                    10.632%                10.619%


                             COLLATERAL INFORMATION

Adjusted Mortgage Interest Rate                                                        9.967%
Aggregate Beginning Principal Balance of Loans                                111,263,845.10
Aggregate Ending Principal Balance of Loans                                   108,010,431.80
Compensating Interest                                                                   0.00
Curtailments                                                                      458,704.28
Excess and Monthly Payment                                                         61,465.36
Interest Received                                                               1,015,428.94
Monthly Excess Spread Percentage                                                         100%
Payments And Reimbursements to the Servicers Pursuant to:
     Section 4.01(f)                                                               47,529.10
Principal Prepayments (Number/Amount)                               23          2,043,068.00
Realized Losses (Current/Cumulative)                        690,175.75         11,088,760.56
Certificate Remittance Amount from Pool II                                              0.00
WAC                                                                                   10.592%
WAM                                                                                  317.802

                           SPREAD ACCOUNT INFORMATION
Spread Account Beginning Balance                                               21,315,754.89
   Interest Earnings                                                               18,546.02
   Adjustments                                                                          0.00
   Deposits to Spread Account                                                      40,800.60
   Withdrawals from Spread Account                                                      0.00
Ending Spread Account Balance                                                  21,375,101.51
Aggregate Interest Earnings                                                     2,103,165.55
Ending Spread Account Balance less Interest Earnings                           19,271,935.96
Specified Spread Account Requirement                                           20,880,000.00

===============================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                         PHONE: 212-815-8363
New York, New York  10286                                    FAX: 212-815-5309

[FIRST UNION LOGO]                 THE MONEY STORE ASSET BACK CERTIFICATES               RECORD DATE:   01/31/02
                                                  SERIES 1998-C                     DETERMINATION DATE: 02/12/02
                                       STATEMENT TO CERTIFICATEHOLDER                DISTRIBUTION DATE: 02/15/02



==============================================================================
                                    EXHIBIT L

                                     POOL I


           ----------------------------------------------------
           Outstanding Balance                   218,078,070.70
           ----------------------------------------------------
               # Accounts                                 4,446
           ----------------------------------------------------





                                    POOL II


           ----------------------------------------------------
           Outstanding Balance                   108,010,431.80
           ----------------------------------------------------
               # Accounts                                 1,491
           ----------------------------------------------------


-----------------------------------------------------------------------------------------------------------
     DELINQUENT INFOR.                 # LOANS                     AMOUNT                PERCENTAGE
-----------------------------------------------------------------------------------------------------------
Delinquent 1-29 Days                     533                    24,263,958.51              11.13%
Delinquent 30-59 Days                    113                     5,379,006.39               2.47%
Delinquent 60-89 Days                     38                     1,943,863.27               0.89%
Delinquent 90 and over                    97                     5,744,905.57               2.63%
Loans in Foreclosure                     227                    13,976,409.72               6.41%
REO Property                              89                     5,285,843.50               2.42%
                            -------------------------------------------------------------------------------
TOTALS                                 1,097                    56,593,986.96              25.95%
                            -------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
     DELINQUENT INFOR.                 # LOANS                     AMOUNT                PERCENTAGE
-----------------------------------------------------------------------------------------------------------
Delinquent 1-29 Days                     129                     9,431,191.81               8.73%
Delinquent 30-59 Days                     49                     2,991,598.27               2.77%
Delinquent 60-89 Days                     15                       936,058.73               0.87%
Delinquent 90 and over                    77                     6,400,024.94               5.93%
Loans in Foreclosure                     143                    11,128,806.37              10.30%
REO Property                              77                     5,643,778.58               5.23%
                                    -----------------------------------------------------------------------
TOTALS                                   490                    36,531,458.70              33.82%
-----------------------------------------------------------------------------------------------------------

==============================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309